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                                                                   EXHIBIT 10.03

                          LIMITED WAIVER AND AMENDMENT

     This Limited Waiver and Amendment (this "Agreement") is made as of April 1, 1998 by and between JALATE, LTD., a California corporation ("Client") and HELLER FINANCIAL, INC., a Delaware corporation ("Heller"). This Agreement is made with reference to that certain Collection Date Factoring Agreement dated June 30, 1997 by and between Client and Heller (as amended from time to time, the "Factoring Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Factoring Agreement.

     Whereas, Client and Heller entered into the Factoring Agreement; and

     Whereas, Client and Heller desire to enter into a limited waiver regarding certain terms of the Factoring Agreement as set forth below; and

     Whereas, Client and Heller also desire to enter into an amendment regarding certain terms of the Factoring Agreement as set forth below;

     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            SECTION 1. LIMITED WAIVER

     Subsection 4.11 of the Factoring Agreement provides that for the period beginning September 30, 1997 through March 30, 1998, Client shall at all times maintain Tangible Net Worth of at least $4,000,000. Heller has been informed by Client that as of December 31, 1997, Client's Tangible Net Worth was $621,000. Client has requested that Heller waive compliance with subsection 4.11 of the Factoring Agreement with respect to Client's failure to maintain Tangible Net Worth of at least $4,000,000 as of December 31, 1997.

     Subsection 4.12 of the Factoring Agreement provides that as of September 30, 1997 and at all times thereafter, Client shall maintain a ratio of total Liabilities to Tangible Net Worth no greater than 1.40:1.0. Heller has been informed by Client that as of December 31, 1997, Client's ratio of total Liabilities to Tangible Net Worth was 9.78:1.0. Client has requested that Heller waive compliance with subsection 4.12 of the Factoring Agreement with respect to Client's failure to maintain a ratio of total Liabilities to Tangible Net Worth no greater than 1.40:1.0 as of December 31, 1997.

     Subsection 4.13 of the Factoring Agreement provides that Client shall at all times maintain a Current Ratio of at least 1.25:1.0. Heller has been informed by Client that as of December 31, 1997, Client's Current Ratio was 0.87:1.0. Client has requested that Heller waive compliance with subsection 4.13 of the Factoring Agreement with respect to Client's failure to maintain a Current Ratio of at least 1.25:1.0 as of December 31, 1997.

     Subsection 4.14 of the Factoring Agreement provides that Client shall at all times maintain Working Capital of at least $2,000,000. Heller has been informed by Client that as of December 31, 1997, Client's Working Capital was ($769,000). Client has requested that Heller waive compliance with subsection
4.14 of the Factoring Agreement with respect to Client's failure to maintain Working Capital of at least $2,000,000 as of December 31, 1997.


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     Heller hereby waives compliance with (1) subsection 4.11 of the Factoring
Agreement with respect to Client's failure to maintain Tangible Net Worth of at least $4,000,000 as of December 31, 1997; (2) subsection 4.12 of the Factoring Agreement with respect to Client's failure to maintain a ratio of total Liabilities to Tangible Net Worth no greater than 1.40:1.0 as of December 31, 1997; (3) subsection 4.13 of the Factoring Agreement with respect to Client's failure to maintain a Current Ratio of at least 1.25:1.0 as of December 31, 1997; and (4) subsection 4.14 of the Factoring Agreement with respect to Client's failure to maintain Working Capital of at least $2,000,000 as of December 31, 1997.

     In consideration of Heller's agreement to waive Client's compliance with certain terms of the Factoring Agreement as set forth above, Client agrees to pay Heller, or Heller may charge Client's account with, a waiver fee of $30,000, which is due and payable in full on the date of this Agreement but which may be paid by Client in three (3) equal installments of $10,000 each, payable on April 1, May 1 and June 1, 1998, respectively.

     Client understands and agrees that this Agreement shall be effective only with respect to the specific facts set forth above. This Agreement shall not be deemed to constitute a waiver of any other term, provision or condition of the Factoring Agreement or to prejudice any right or remedy that Heller may now have or may have in the future under or in connection with the Factoring Agreement.

                              SECTION 2. AMENDMENT

     2.1 Section 4 of the Factoring Agreement is hereby amended (a) by deleting subsections 4.11, 4.12, 4.13 and 4.14 in their entireties and substituting the following subsections 4.11, 4.12, 4.13 and 4.14 and (b) by adding the following new subsections 4.16 and 4.17:

            4.11 From January 1, 1998 through June 29, 1998, Client shall at all times maintain Tangible Net Worth of at least $500,000. From June 30, 1998 through September 29, 1998, Client shall at all times maintain Tangible Net Worth of at least $1,000,000. On September 30, 1998 and at all times thereafter, Client shall at all times maintain Tangible Net Worth of at least $1,750,000.

            4.12 From January 1, 1998 through June 29, 1998, Client shall at all times maintain a ratio of total Liabilities to Tangible Net Worth no greater than 9.50:1.0. From June 30, 1998 through September 29, 1998, Client shall at all times maintain a ratio of total Liabilities to Tangible Net Worth no greater than 6.00:1.0. On September 30, 1998 and at all times thereafter, Client shall at all times maintain a ratio of total Liabilities to Tangible Net Worth no greater than 5.00:1.0.

            4.13 From January 1, 1998 through September 29, 1998, Client shall at all times maintain a Current Ratio of at least 0.75:1.0. On September 30, 1998 and at all times thereafter, Client shall at all times maintain a Current Ratio of at least 0.85:1.0.

            4.14 From January 1, 1998 through June 29, 1998, Client shall at all times maintain Working Capital of at least ($700,000). From June 30, 1998 through September 29, 1998, Client shall at all times maintain Working Capital of at least ($550,000). On September 30, 1998 and at all time thereafter, Client shall at all times maintain Working Capital of at least $0.

            4.16 From January 1, 1998 through June 29, 1998, Client shall at all times maintain Tangible Net Worth (excluding the equity in net loss from Airshop) of at least $750,000. From June 30, 1998 through September 29, 1998, Client shall at all


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times maintain Tangible Net Worth (excluding the equity in net loss from
Airshop) of at least $1,250,000.

            4.17 From January 1, 1998 through June 29, 1998, Client shall at all times maintain a ratio of total Liabilities to Tangible Net Worth (excluding the equity in net loss from Airshop) no greater than 7.00:1.0. From June 30, 1998 through September 29, 1998, Client shall at all times maintain a ratio of total Liabilities to Tangible Net Worth (excluding the equity in net loss from Airshop) no greater than 4.50:1.0.

     2.2 Section 8 of the Factoring Agreement is hereby amended by deleting subpart (c) of the first paragraph thereof and by substituting the following subpart:

            (c) if Client commits any breach of any of the terms, representations, warranties, covenants, conditions or provisions of this Agreement (including subsections 4.11, 4.12, 4.13, 4.14, 4.16, 4.17 and 6.7), or of any present or future supplement or amendment hereto or of any other agreement between Heller and Client;

     2.3 Section 12 of the Factoring Agreement is hereby amended by adding the following new definition of "Airshop":

            "Airshop"-Airshop Ltd., a corporation which is duly organized and existing in good standing under the laws of the state of New York and which is a subsidiary of Client.

                 SECTION 3. RATIFICATION OF FACTORING AGREEMENT


     3.1 To induce Heller to enter into this Agreement, Client represents and warrants that after giving effect to this Agreement no violation of the terms of the Factoring Agreement exist and all representations and warranties contained in the Factoring Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date.

     3.2 Except as expressly set forth in this Agreement, the terms, provisions and conditions of the Factoring Agreement are unchanged, and said agreement shall remain in full force and effect and is hereby confirmed and ratified.

                     SECTION 4. COUNTERPARTS; EFFECTIVENESS

     This Agreement may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. This Agreement shall become effective as of the date hereof upon the execution of the counterparts hereof by Client, Guarantor and Heller.


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                            SECTION 5. GOVERNING LAW

     THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

     Witness the execution hereof by the respective duly authorized officers or individuals undersigned as of the date first written above.


HELLER FINANCIAL, INC.               JALATE, LTD.

By: /s/ (SIG)                        By: /s/ Frederick A. Findley
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Title:   V.P.                        Title: V.P. Finance
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